UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 6, 2006

MoneyGram International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31950	16-1690064

(Commission File Number)	(IRS Employer Identification No.)

1550 Utica Avenue South, Minneapolis, Minnesota	55416

(Address of Principal Executive Offices)	(Zip Code)

(952) 591-3000

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE
EXHIBIT INDEX
Third Quarter 2006 Investor Relations Presentation

Item 8.01. Other Events
     MoneyGram International, Inc. furnishes herewith as Exhibit 99.01 a copy of its third quarter 2006 investor relations presentation utilized from time to time.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.
By:	/s/ Teresa H. Johnson
	Name:	Teresa H. Johnson
	Title:	Executive Vice President, General Counsel and Secretary

November 6, 2006

EXHIBIT INDEX

Exhibit No.	Description of Document
99.01	Third Quarter 2006 Investor Relations Presentation